                        FIRST AMENDMENT TO MORTGAGE NOTE
                                                                EXHIBIT 10.8 (A)

         THIS FIRST AMENDMENT TO MORTGAGE NOTE ("Amendment") is made as of this 28th day of October, 1998 between D.I.Y. HOME WAREHOUSE, INC., an Ohio corporation, with its principal place of business located at 5811 Canal Road, Suite 180, Valley View, Ohio 44125 (hereinafter referred to as "Maker") and NATIONAL CITY BANK, formerly known as National City Bank of Columbus, a national banking, with its principal office located at 155 East Broad Street, Columbus, Ohio 43251 (hereinafter referred to as "Payee," which term shall include any holder hereof).

                                 R E C I T A L S
                                 ---------------

         A. Maker executed and delivered to Payee a certain Mortgage Note dated December 23, 1994 (the "Note") in the original principal amount of Four Million Five Hundred Thousand Dollars ($4,500,000.00).

         B. Payee and Maker desire to amend the payment terms of the Note and modify certain other terms and conditions of the Note, upon the terms and conditions set forth below.

         NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions contained herein, the parties mutually agree as follows:

         1.       Definitions.  Section 1.01 of the Note is amended as follows:

                  "Loan Agreement" shall mean that certain Loan and Co-Lender Agreement amended as of even date herewith and executed and delivered by Maker and Payee.

                  "Loan Documents" shall collectively mean this Note, the Mortgages, the Loan Agreement and any other instrument, affidavit, certificate, or document heretofore, including, without limitation, any and all amendments thereto, now or hereafter given by Maker in connection with the closing and servicing of the loan evidenced by this Note.

                  "Mortgages" shall mean collectively those certain Open-End Mortgages, Assignments of Rents and Security Agreements amended as of even date herewith on Maker's interest in the Property given by Maker in favor of Payee to secure payment of this Note.

                  "Old Kent Note" is hereby deleted.

                  "Property" shall mean collectively Maker's interest in those certain tracts of land and all improvements, now and hereafter, situated thereon in the State of Ohio, and in the County of Summit, City of Akron, and in the County of Stark, City of Canton, and in the County of Richland, City of Mansfield, all of which shall be subject of the liens of the Mortgages.

         2. Payment of Principal and Interest. Section 2.01 of the Note is deleted in its entirety and the following is inserted in lieu thereof:

                  2.01 Commencing on November 1, 1998 and continuing on the first day of each month thereafter until January 1, 2000, principal and interest payments shall continue to be due and payable monthly in amount equal to $98,206.47. Such installments of principal and interest shall adjust on the Adjusted Rate Fifth Anniversary Date to reflect any change in the Adjusted Rate. Commencing on February 1, 2000 and continuing on the first day of each month thereafter until the Maturity Date, principal and interest payments shall be due and payable monthly in an amount sufficient to fully amortize the stated principal amount of this Note at the Adjusted Rate over an amortization period of sixty (60) months, hereby commenced on January 1, 2000, and assuming level payments.

         3. Security. All references in the Note to the Loan Documents shall mean and refer to the Loan Documents as same may have been, may now be or may in the future be amended.

         4. Capitalized Terms. Capitalized terms not defined in this Amendment have the meanings given to them in the Note and the Loan Agreement. Any capitalized term defined in the Note and also defined in this Amendment shall have the meaning given to it in this Amendment.

         5. Miscellaneous. If any of the terms, covenants or conditions of this Amendment conflict with the terms, covenants or conditions of the Note, the terms, covenants and conditions of this Amendment shall control. Except as modified by this Amendment, the terms, covenants and conditions of the Note are hereby ratified and extended and are in full force and effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors and assigns.

         IN WITNESS WHEREOF, this Amendment has been executed by the parties as of the date first written above.

                                     MAKER:

                                     D.I.Y. HOME WAREHOUSE, INC.,
                                     an Ohio corporation


                                     By:         /s/ ERIC I. GLASSMAN
                                                 ------------------------------
                                     Name:       Eric I. Glassman
                                     Its:        V.P. - Chief Financial Officer



                                     PAYEE:

                                     NATIONAL CITY BANK,
                                     a national banking association


                                     By:         /s/ JOSEPH KWASNY
                                                 -------------------------------
                                     Name:       Joseph Kwasny
                                     Its:        Vice President

                        FIRST AMENDMENT TO MORTGAGE NOTE
                                                                EXHIBIT 10.8 (B)

         THIS FIRST AMENDMENT TO MORTGAGE NOTE ("Amendment") is made as of this 28th day of October, 1998 between D.I.Y. HOME WAREHOUSE, INC., an Ohio corporation, with its principal place of business located at 5811 Canal Road, Suite 180, Valley View, Ohio 44125 (hereinafter referred to as "Maker") and NATIONAL CITY BANK, formerly known as National City Bank of Columbus, a national banking, with its principal office located at 155 East Broad Street, Columbus, Ohio 43251 (hereinafter referred to as "Payee," which term shall include any holder hereof).

                                 R E C I T A L S
                                 ---------------

         A. Maker executed and delivered to Payee a certain Mortgage Note dated April 28, 1995 (the "Note") in the original principal amount of One Million Six Hundred Eighty-Seven Thousand Five Hundred Dollars ($1,687,500.00).

         B. Payee and Maker desire to amend the payment terms of the Note and modify certain other terms and conditions of the Note, upon the terms and conditions set forth below.

         NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions contained herein, the parties mutually agree as follows:

         1.       Definitions.  Section 1.01 of the Note is amended as follows:

                  "Loan Agreement" shall mean that certain Line of Credit Agreement For Real Estate Loans amended as of even date herewith and executed and delivered by Maker and Payee.

                  "Loan Documents" shall collectively mean this Note, the Mortgages, the Loan Agreement and any other instrument, affidavit, certificate, or document heretofore, including, without limitation, any and all amendments thereto, now or hereafter given by Maker in connection with the closing and servicing of the loan evidenced by this Note.

                  "Mortgage" shall mean collectively those certain Open-End Mortgages, Assignments of Rents and Security Agreements amended as of even date herewith on Maker's interest in the Property/Properties given by Maker in favor of Payee to secure payment of this Note.

                  "Old Kent Note" is hereby deleted.

         2. Payment of Principal and Interest. Section 2.01 of the Note is deleted in its entirety and the following is inserted in lieu thereof:

                  2.01 Commencing on November 1, 1998 and continuing on the first day of each month thereafter until January 1, 2000, principal and interest payments shall continue to be due and payable monthly in amount equal to $34,795.94. Such installments of principal and interest shall adjust on the Adjusted Rate Fifth Anniversary Date to reflect any change in the Adjusted Rate. Commencing on February 1, 2000 and continuing on the first day of each month thereafter until the Maturity Date, principal and interest payments shall be due and payable monthly in an amount sufficient to fully amortize the stated principal amount of this Note at the Adjusted Rate over an amortization period of sixty (60) months, hereby commenced on January 1, 2000, and assuming level payments.

         3. Security. All references in the Note to the Loan Documents shall mean and refer to the Loan Documents as same may have been, may now be or may in the future be amended.

         4. Capitalized Terms. Capitalized terms not defined in this Amendment have the meanings given to them in the Note and the Loan Agreement. Any capitalized term defined in the Note and also defined in this Amendment shall have the meaning given to it in this Amendment.

         5. Miscellaneous. If any of the terms, covenants or conditions of this Amendment conflict with the terms, covenants or conditions of the Note, the terms, covenants and conditions of this Amendment shall control. Except as modified by this Amendment, the terms, covenants and conditions of the Note are hereby ratified and extended and are in full force and effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors and assigns.

         IN WITNESS WHEREOF, this Amendment has been executed by the parties as of the date first written above.

                                     MAKER:

                                     D.I.Y. HOME WAREHOUSE, INC.,
                                     an Ohio corporation

                                     By:      /s/ ERIC I. GLASSMAN
                                              ------------------------------
                                     Name:    Eric I. Glassman
                                     Its:     V.P. - Chief Financial Officer

                                     PAYEE:

                                     NATIONAL CITY BANK,
                                     a national banking association

                                     By:      /s/ JOSEPH KWASNY
                                              ------------------------------
                                     Name:    Joseph Kwasny
                                     Its:     Vice President



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